(logo) WELLS FARGO

MAC D1050-084

Three Wells Fargo Building

401 S. Tryon Street, Floor 8

Charlotte, NC 28202

Tel: 800 326 1334

wellsfargo.com

Management's Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2017. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2017 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria l 122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i) and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC's Compliance and Disclosure Interpretation (“C&DJ'') 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2017. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2017, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2017.

February 27, 2018

/s/ Daniel E. Bober

Daniel E. Bober

Executive Vice President,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

(logo) Together we'll go far

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

(Pearlmark) Prep Investment Advisors WH	733 THIRD SERVICING AGREEMEMNT	BACM 2017 BNK3
1155 AVE OF THE AMERICAS SERVICING	A10 2013-1 BACK UP SERVICER	BACM 2017 BNK3 COMPANION
1166 AVENUE OF AMERICAS 2005-C6	ACCOR MEZZ WAREHOUSE	BACM2007-1
1166 AVENUE OF THE AMERICAS 2002-C5	ACM 2016-1	BA-FUNB 2001-3
1211 Avenue of the Americas 2015-1211	ACM TRAFFORD V LLC WAREHOUSE	BALDR SHERWOOD FUND WH
1345 Aveneu of the Americas Park Ave FB 2005-1	ACRE 2013-FL1	BAMLL 2013-DSNY
1345FB2005 (COMPANION)	ACRE 2014-FL2	BAMLL 2013-WBRK
2001-CMLB-1	ACRE 2017-FL3	BAMLL 2014 - FL1
225 LIBERTY STREET TRUST 2016-225L	AG MIT CREL (ANGELO GORDON ENTITY) REPO	BAMLL 2014-520M
225 LIBERTY STREET TRUST 2016-225L Companion	AHPT 2017-ATRM	BAMLL 2014-8SPR
245 PARK AVE TRUST 2017-245P	ALL STATE_PPG (PARTICIPATION)	BAMLL 2014-FL1 COMPANION
245 PARK AVE TRUST 2017-245P C	ALTSHULER & FORETHOUGHT WAREHOUSE	BAMLL 2014-ICTS
280 PARK AVENUE 2017-280P	AMERICOLD 2010-ART	BAMLL 2014-INLD
299 PARK SERVICING AGREEMENT	AOA 2015-1177	BAMLL 2014-INLD MZ B
3 WORLD TRADE CENTER 2014	ARCHETYPE & BARCLAYS REPO	BAMLL 2014-IP
7 WORLD TRADE CENTER 2012-WTC	ARTEMIS REAL ESTATE PARTNERS W	BAMLL 2015-200P
7 WORLD TRADE CENTER 2012-WTC COMPANION	BACM 2016-UBS10	BAMLL 2015-ASHF
BAMLL 2015-ASHF MZ A	BANCORP 2017-CRE2 COMPANION	BASIS RE CAPITAL II (REPO)
BAMLL 2015-ASHF MZ B	BANCORP BANK WAREHOUSE	BB 2013-TYSN
BAMLL 2015-ASTR	BANK 2017-BNK4	BB&T WAREHOUSE
BAMLL 2015-HAUL	BANK 2017-BNK4 COMPANION	BBCMS 2014-BXO
BAMLL 2016-ASHF-SPECIAL SERVIC	BANK 2017-BNK5	BBCMS 2015-MSQ
BAMLL 2016-ISQR	BANK 2017-BNK5 COMPANION	BBCMS 2015-MSQ COMPANION
BAMLL 2016-SS1	BANK 2017-BNK6	BBCMS 2015-SLP
BAMLL 2017-SCH	BANK 2017-BNK6 COMPANION	BBCMS 2015-SLP MZ A
BAMLL 2017-SCH COMPANION	BANK 2017-BNK7	BBCMS 2016-ETC
BANC OF AMERICA COMM MTG 2005-6	BANK 2017-BNK7 COMPANION	BBCMS 2016-ETC COMPANION
BANC OF AMERICA COMM MTG 2006-1	BANK 2017-BNK8	BBCMS 2017 C1 Companion
BANC OF AMERICA COMM MTG 2006-2	BANK 2017-BNK8 COMPANION	BBCMS 2017-C1
BANC OF AMERICA COMM MTG 2006-5	BANK 2017-BNK9	BBCMS 2017-GLKS
BANC OF AMERICA COMM MTG 2007-3	BANK 2017-BNK9 COMPANION	BBCRE 2015-GTP
BANCORP 2016 CRE1	BANK OF AMERICA WAREHOUSE	BBSG 2016-MRP
BANCORP 2016 CRE1 COMPANION	BANK OF NEW YORK MELLON	BB-UBS 2012-SHOW
BANCORP 2017-CRE2	BARCLAYS WAREHOUSE	BB-UBS 2012-TFT
BEAR 1999-C1	BSC03PWR2	BSC99WF2
BELVEDERE CAPITAL WAREHOUSE	BSC04PWR3	BSCM02TOP8
BENEFIT REPO	BSC04PWR4	BSCM03TOP10
BENEFIT STREET PARTNERS	BSC04PWR5	BSCM03TOP12
BERRY ENTERPRISES WAREHOUSE	BSC04PWR6	BSCM04TOP14
BHMS 2014-ATLS	BSC05PWR10	BSCM04TOP16
BLACKROCK WELLS FARGO WH	BSC05PWR7	BSCM05TOP18
BLACKSTONE (BRE/MWT)	BSC05PWR8	BSCM05TOP20 (NONPOOLED)
BLCP 2014-CLRN	BSC05PWR9	BSCM06TOP22
BMC MORTGAGES VI	BSC06PWR11	BSCM06TOP24
BRIGADE CAPITAL MGMT WAREHOUSE	BSC06PWR12	BSCM07TOP26
BROE WAREHOUSE	BSC06PWR13	BSCM07TOP28
BS01TOP2	BSC06PWR14	BSCM07TOP28 (COMPANION) 1_BALDEAGLE
BSB06001	BSC07PWR15	BSCM07TOP28 (COMPANION) 2_STARWOOD
BSC00WF2	BSC07PWR16	BSCMS05TOP20
BSC01TP4	BSC07PWR17	BSCMS05TOP20 (COMPANION) 1_NYLIFE
BSC02TP6	BSC07PWR18	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE
BSCMS05TOP20 (COMPANION) 3_METLIFE	CANTOR REPO WITH MET LIFE	CD 2017-CD6 COMPANION
BSCMS05TOP20 (COMPANION)_LANDESBANK	CAPITAL LEASE WAREHOUSE-398 & 526	CFCRE 2015-RUM
BSPCC I WAREHOUSE	CAPITAL SOURCE RELT 2006-A	CFCRE 2016-C3
BSPCC II WAREHOUSE	CAPITAL TRUST, INC	CFCRE 2016-C3 COMPANION
BSPRT SUB LENDER II, LLC WH	CAPLEASE CDO 2005-1	CFCRE 2016-C4
BUCHANAN FUND V	CARMEL PARTNERS	CFCRE 2016-C6
BUCHANAN MORTGAGE CAPITAL	CBA-MEZZANINE CAPITAL FINANCE,	CFCRE 2016-C6 COMPANION
BWAY 2013-1515	CD 2006-CD2	CFCRE 2017-C8
BWAY 2015-1740	CD 2006-CD3	CFCRE 2017-C8 COMPANION
BXHTL 2015-DRMZ MZ B	CD 2007-CD4	CG FUNDING I LLC
BXHTL 2015-JWRZ	CD 2007-CD4 COMPANION	CG FUNDING II LLC
BXP 2017-CC	CD 2007-CD5	CGBAM 2014-HD
BXP 2017-CC COMPANION	CD 2016 CD2	CGBAM 2014-HD COMPANION
BXP 2017-GM	CD 2016-CD2 COMPANION	CGCMT 2013-GC15
BXP 2017-GM COMPANION	CD 2017-CD5	CGCMT 2013-GC17
BXT 2017-CQHP	CD 2017-CD5 COMPANION	CGCMT 2014-388G
CANTOR CRE LENDING LP	CD 2017-CD6	CGCMT 2014-GC19
CGCMT 2014-GC19 COMPANION	CGCMT 2016-GC37	CHASE 1999-2
CGCMT 2014-GC21	CGCMT 2016-P3	CHASE 2000-3
CGCMT 2014-GC21 COMPANION	CGCMT 2016-P4	CHASE-FUNB 1999-1
CGCMT 2014-GC25	CGCMT 2016-P4 COMPANION	CHINA ORIENT ENHANCED INCOME
CGCMT 2015-101A	CGCMT 2017-1500	CHT 2017-COSMO
CGCMT 2015-GC27	CGCMT 2017-B1	CIBC
CGCMT 2015-GC27 COMPANION	CGCMT 2017-B1 COMPANION	CITI REAL ESTATE FUNDING WH
CGCMT 2015-GC31	CGCMT 2017-P7	CITIGROUP 2005 C3
CGCMT 2015-GC31 COMPANION	CGCMT 2017-P7 COMPANION	CITIGROUP 2006 C5
CGCMT 2015-GC33	CGCMT 2017-P8	CITIGROUP 2006-FL2 COMPANION
CGCMT 2015-GC33 Companion	CGCMT 2017-P8 COMPANION	CITIGROUP 2007-C6
CGCMT 2015-P1	CGMS 2017-MDDR POOL A	CITIGROUP 2007-C6 (COMPANION)
CGCMT 2015-P1 Companion	CGMS 2017-MDDR POOL B	CITIGROUP 2012-GC8
CGCMT 2015-SSHP	CGMS 2017-MDDR POOL C	CITIGROUP 2012-GC8 COMPANION
CGCMT 2016-C1	CGRBS 2013-VNO5TH	CITIGROUP 2013-375P
CGCMT 2016-C1 COMPANION	CGWF 2013-RKWH	CITIGROUP 2013-375P COMPANION
CGCMT 2016-GC36-SPECIAL SERVIC	CGWF 2013-RKWH COMPANION	CITIGROUP 2013-GCJ11
CITIGROUP 2013-SMP	COBALT 2007-C2	COMM 2013-CCRE10 COMPANION
CITIGROUP CMT 2004 C1	COBALT 2007-C2 COMPANION	COMM 2013-CCRE12
CITIGROUP GLOBAL MARKETS REALTY CORP	COLD 2017-ICE3	COMM 2013-CCRE13
CITY CENTER 2011-CCHP	COLONY CDCFIV WAREHOUSE	COMM 2013-CCRE6
CITY CENTER 2011-CCHP COMPANION	COLONY COLFINNOMA WAREHOUSE	COMM 2013-CCRE6 COMPANION
CLAROS MORTGAGE TRUST WAREHOUSE	COLUMN FINANCIAL	COMM 2013-FL3 COMPANION
CLI INSURANCE SERVICING	COMM 2009-K3	COMM 2013-SFS
CLMT 2016-CLNE	COMM 2009-K4 PRIMARY	COMM 2013-THL
CLNS 2017-IKMZ	COMM 2010-C1	COMM 2013-WWP
CLNS 2017-IKMZ COMPANION	COMM 2012-9W57	COMM 2013-WWP COMPANION
CLNS 2017-IKPR	COMM 2012-CCRE1	COMM 2014-277P
CMAT 1999 C1	COMM 2012-CCRE2	COMM 2014-BBG
CMTG GS FINANCE (MACK RE)	COMM 2012-CCRE3	COMM 2014-CCRE14
CMTG/CN MORTGAGE REIT LLC (MA	COMM 2012-CCRE4	COMM 2014-CCRE14 COMPANION
COBALT 2006-C1	COMM 2012-CCRE4 COMPANION	COMM 2014-CCRE15 PRIMARY
COBALT 2007- C3	COMM 2012-LC4	COMM 2014-CCRE20
COBALT 2007- C3 COMPANION	COMM 2013-CCRE10	COMM 2014-CCRE20 COMPANION
COMM 2014-FL4	COMM 2015-CCRE22	COMM 2016-DC2 COMPANION
COMM 2014-FL4 COMPANION	COMM 2015-CCRE22 COMPANION	COMM 2017-DLTA
COMM 2014-FL5	COMM 2015-CCRE23	COMM 2017-PANW
COMM 2014-KYO	COMM 2015-CCRE23 COMPANION	COMM07FL14
COMM 2014-LC15	COMM 2015-CCRE24	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL
COMM 2014-LC15 COMPANION	COMM 2015-CCRE24 COMPANION	COMM07FL14 (NONPOOLED)
COMM 2014-LC17	COMM 2015-CCRE25	COMMUNITY SOUTH BANK PORTFOLIO
COMM 2014-LC17 COMPANION	COMM 2015-CCRE26	CORE 2015- TEXW
COMM 2014-PAT	COMM 2015-CCRE26 COMPANION	CORE 2015-CALW
COMM 2014-UB6 PRIMARY ONLY	COMM 2015-LC23	CORE 2015-WEST
COMM 2014-UBS3	COMM 2015-LC23 COMPANION	COUNTRYWIDE 2007-MF1
COMM 2014-UBS3 COMPANION	COMM 2015-PC1	CPLV 2017-VICI
COMM 2014-UBS5	COMM 2015-PC1 COMPANION	CRE/AFS ESCROW ONLY LOANS
COMM 2014-UBS5 COMPANION	COMM 2016-787S	CRESS 2008-1 CDO_PLAZAELSEGUNDO
COMM 2015 -3BP	COMM 2016-787S COMPANION	CREST 2003-2
COMM 2015 CCRE25 Companion	COMM 2016-CCRE28	CS FIRST BOSTON 1998 C2
COMM 2015-3BP MEZZ	COMM 2016-DC2	CSAIL 2015-C2
CSAIL 2015-C2 COMPANION	CSMC 2017-PFHP	DBWF 2015-LCM COMPANION
CSAIL 2015-C4	CSMC 2017-TIME	DBWF 2016-85T
CSAIL 2016-C7	CST 2017-SKY	DBWF 2016-85T COMPANION
CSAIL 2016-C7 COMPANION	DAVIS COMPANIES WAREHOUSE	DELPHI CRE FUNDING (ACORE WAREHOUSE)
CSAIL 2017-C8	DBCCRE 2014-ARCP	DESERT RIDGE MEZZ A WAREHOUSE
CSAIL 2017-C8 COMPANION	DBCG 2017-BBG	DEUTSCHE TRUST COMPANY LIMITED
CSCMC 2007-C4	DBJPM 2016-C1	DLJ 1998-CG1
CSCMT 2007-C2	DBJPM 2016-C1 COMPANION	DLJ 1999-CG1
CSCMT 2007-C3	DBJPM 2016-SFC	DLJ 1999-CG2
CSF99C01	DBJPM 2016-SFC COMPANION	DLJ 1999-CG3
CSFB 2006-C2	DBUBS 2011- LC3	DMARC 1998-C1
CSFB94CFB1	DBUBS 2011-LC1	DOLLAR GENERAL
CSMC 2014-USA	DBUBS 2011-LC1 COMPANION	ELLIOTT WAREHOUSE
CSMC 2016-MFF	DBUBS 2011-LC2	ENERGY PLAZA LEASE TRUST 2002
CSMC 2016-NXSR	DBUBS 2017-BRBK	FG MANAGEMENT (FGUSRED) WAREHOE
CSMC 2016-NXSR COMPANION	DBUBS 2017-BRBK COMPANION	FII F DEBT ACCT PTE LTD
CSMC 2017-CHOP	DBWF 2015-LCM	First Tennessee Bank
FIRSTKEY MASTER SELLER 1 LLC (	FREMF 2011 K12 PRIMARY ONLY	FREMF 2012-K22 (PRIMARY ONLY)
FIVE MILE WAREHOUSE	FREMF 2011-K10 - PRIMARY ONLY	FREMF 2012-K23
FIVE MILE WAREHOUSE (GS)	FREMF 2011-K11	FREMF 2012-K501 - PRIMARY ONLY
FKL 2015-SFR1	FREMF 2011-K13	FREMF 2012-K705 - PRIMARY ONLY
FKL SELLER 1 LLC -WF REPO	FREMF 2011-K14 PRIMARY ONLY	FREMF 2012-K706
FNMA World Savings	FREMF 2011-K15	FREMF 2012-K707
FORT CRE 2016-1	FREMF 2011-K16 - PRIMARY ONLY	FREMF 2012-K708
FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FREMF 2011-K701	FREMF 2012-K709 - PRIMARY ONLY
FORTRESS CREDIT CORP WAREHOUSE	FREMF 2011-K702	FREMF 2012-K710 PRIMARY ONLY
FORTRESS REPO WITH NATIXIS	FREMF 2011-K703	FREMF 2012-K711
FOUR TIMES SQUARE 2006 - 4TS	FREMF 2011-K704	FREMF 2012-KP01 PRIMARY ONLY
FOUR TIMES SQUARE 2006 - 4TS COMPANION	FREMF 2011-KAIV PRIMARY ONLY	FREMF 2013 K28 (PRIMARY)
FREDDIE MAC 2010 K-SCT	FREMF 2012 - K19 PRIMARY ONLY	FREMF 2013 K29 (MASTER)
FREMF 2010-K6 PRIMARY ONLY	FREMF 2012-K17 PRIMARY AND SPECIAL	FREMF 2013 K30 MASTER
FREMF 2010-K7	FREMF 2012-K18 - PRIMARY ONLY	FREMF 2013 K32 PRIMARY ONLY
FREMF 2010-K8	FREMF 2012-K20	FREMF 2013 K713
FREMF 2010-K9	FREMF 2012-K21 - PRIMARY ONLY	FREMF 2013-K24 (PRIMARY ONLY)
FREMF 2013-K25	FREMF 2014-K41 (PRIMARY)	FREMF 2015-K49
FREMF 2013-K26	FREMF 2014-K714	FREMF 2015-K50 (PRIMARY)
FREMF 2013-K27	FREMF 2014-K716	FREMF 2015-K51
FREMF 2013-K31	FREMF 2014-K717 PRIMARY	FREMF 2015-K719
FREMF 2013-K33	FREMF 2014-KF04	FREMF 2015-K720
FREMF 2013-K34	FREMF 2014-KF05	FREMF 2015-K721
FREMF 2013-K35 (PRIMARY)	FREMF 2014-KF06 PRIMARY	FREMF 2015-KF07 (PRIMARY)
FREMF 2013-K712 PRIMARY ONLY	FREMF 2014-KX01 (PRIMARY)	FREMF 2015-KF09 (Primary Only)
FREMF 2013-KS01 PRIMARY	FREMF 2015 - K718	FREMF 2015-KF10 (PRIMARY)
FREMF 2014 - K503-SPECIAL SERV	FREMF 2015-K1501 PRIMARY	FREMF 2015-KF11
FREMF 2014 K37 (PRIMARY)	FREMF 2015-K42	FREMF 2015-KF12
FREMF 2014 K39 PRIMARY	FREMF 2015-K43 (PRIMARY)	FREMF 2015-KJ01 (PRIMARY)
FREMF 2014 K715	FREMF 2015-K44	FREMF 2015-KJ02
FREMF 2014 KS02	FREMF 2015-K45	FREMF 2015-KKA PRIMARY
FREMF 2014-K36	FREMF 2015-K46 PRIMARY	FREMF 2015-KP02 (Primary Only)
FREMF 2014-K38 PRIMARY	FREMF 2015-K47	FREMF 2015-KS03
FREMF 2014-K40	FREMF 2015-K48	FREMF 2016 K504
FREMF 2016 K52 (PRIMARY)	FREMF 2016 KF23 (PRIMARY AND SPECIAL)	FREMF 2016-KJ07-SPECIAL SERVIC
FREMF 2016 K53	FREMF 2016 KIR1	FREMF 2016-KJ09 (PRIMARY AND SPECIAL)
FREMF 2016 K54 (PRIMARY)	FREMF 2016 KJ03 (PRIMARY AND SPECIAL)	FREMF 2017-K61
FREMF 2016 K55	FREMF 2016 KJ05 (PRIMARY AND SPECIAL)	FREMF 2017-K62
FREMF 2016 K56 (PRIMARY)	FREMF 2016 KJ08 (PRIMARY AND SPECIAL)	FREMF 2017-K63-SPECIAL SERVICE
FREMF 2016 K57	FREMF 2016 KP03 (PRIMARY)	FREMF 2017-K64
FREMF 2016 K722 (PRIMARY)	FREMF 2016 KS06	FREMF 2017-K65
FREMF 2016 KBAM (PRIMARY AND SPECIAL)	FREMF 2016 KS07	FREMF 2017-K66
FREMF 2016 KC01 (PRIMARY AND SPECIAL)	FREMF 2016 KW01	FREMF 2017-K67
FREMF 2016 KF13 (PRIMARY)	FREMF 2016 KX02 (PRIMARY)	FREMF 2017-K68
FREMF 2016 KF14	FREMF 2016-K59	FREMF 2017-K69
FREMF 2016 KF15	FREMF 2016-K60	FREMF 2017-K70
FREMF 2016 KF17 (PRIMARY)	FREMF 2016-K723 (PRIMARY AND SPECIAL)	FREMF 2017-K71
FREMF 2016 KF18 (PRIMARY AND SPECIAL)	FREMF 2016-KF16-SPECIAL SERVIC	FREMF 2017-K725
FREMF 2016 KF19	FREMF 2016-KF24 (PRIMARY)	FREMF 2017-K726
FREMF 2016 KF20 (PRIMARY AND SPECIAL)	FREMF 2016-KF25 (PRIMARY)	FREMF 2017-K727
FREMF 2016 KF21 (PRIMARY)	FREMF 2016-KJ04-SPECIAL SERVIC	FREMF 2017-K728
FREMF 2017-K729	FREMF 2017-KJ11	FRETE 2017-ML03
FREMF 2017-KBF1	FREMF 2017-KJ12	FS CREIT FINANCE GS1
FREMF 2017-KF27	FREMF 2017-KJ13	FS CREIT FINANCE WF-1 LLC
FREMF 2017-KF28	FREMF 2017-KJ14	FULB 1997 C2
FREMF 2017-KF29	FREMF 2017-KJ15	FUNB 1999 C4
FREMF 2017-KF30	FREMF 2017-KJ16	FUNB 2000 C1
FREMF 2017-KF31	FREMF 2017-KJ17	FUNB 2000 C2
FREMF 2017-KF32	FREMF 2017-KJ18	FUNB 2001 C2
FREMF 2017-KF34	FREMF 2017-KL01	FUNB 2001 C2 B NOTES
FREMF 2017-KF35	FREMF 2017-KP04	FUNB 2001 C3
FREMF 2017-KF36	FREMF 2017-KS08	FUNB 2001 C3 B NOTES
FREMF 2017-KF37	FREMF 2017-KS09	FUNB 2001 C4
FREMF 2017-KF38	FREMF 2017-KSW3 SPECIAL SERVICE	FUNB/CHASE 1999 C2
FREMF 2017-KF39	FREMF 2017-KT01	FUNB99C1
FREMF 2017-KF40	FREMF 2017-KW02	FUNB-BA 2001 C1
FREMF 2017-KF41	FREMF 2017-KW03	GAHR 2015-NRF
FREMF 2017-KGS1	FRETE 2017-ML01	GCCP H-1, LLC (GROSSMAN)
GE 2002 C2	GOLDMAN SACHS WAREHOUSE	GSMS 2010-C2
GE 2006 C1	GP COMMERCIAL WF LLC REPO	GSMS 2010-C2 COMPANION
GECC 2001-3	GRACE 2014-GRCE	GSMS 2011-GC3
GECC 2002-1	GRAND PACIFIC BUSINESS LOAN TRUST 2005-1	GSMS 2011-GC5
GECC 2002-3	GRASS RIVER SUB AGREEMENT	GSMS 2011-GC5 COMPANION
GECMC 2004 C2	GREENWICH CAPITAL FINANCIAL PRODUCTS INC	GSMS 2012-ALOHA
GECMC 2007-C1	GREENWICH CCFC 05 GG5 (COMPANION)	GSMS 2012-BWTR
GEMINI ALTO CENTERVILLE WAREHOUSE	GREENWICH CCFC 2002 C1	GSMS 2012-GCJ7
GERMAN AMERICAN CAPITAL CORPORATION WARE	GREENWICH CCFC 2003-C2	GSMS 2012-GCJ7 COMPANION
GOLDMAN 2006-GG6	GREENWICH CCFC 2004-GG1	GSMS 2012-GCJ9
GOLDMAN 2006-GG6 COMPANIONS	GREENWICH CCFC 2005-GG5	GSMS 2012-SHOP
GOLDMAN 2006-GG8	GREENWICH CCFC 2007-GG11	GSMS 2012-TMSQ
GOLDMAN 2006-GG8 COMPANIONS	GREENWICH CCFC 2007-GG11 COMPANION	GSMS 2013-GC10
GOLDMAN 2007-GG10	GREENWICH CCFC 2007-GG9	GSMS 2013-GC13
GOLDMAN 2007-GG10 COMPANION	GREENWICH CCFC 2007-GG9 COMPANION	GSMS 2013-GCJ12
GOLDMAN 2010-K5 - PRIMARY ONLY	GS 2017-STAY	GSMS 2013-GCJ14
GOLDMAN SACHS 2005-ROCK	GS COMMERCIAL REAL ESTATE WAREHOUSE	GSMS 2013-GCJ16
GSMS 2013-KING	GSMS 2017-GS7	HILTON 2016-SFP
GSMS 2014-GC18	GSMS 2017-GS7 COMPANION	HMH 2017-NSS
GSMS 2014-GC22	GSMS 2017-GS8	HUDSON YARDS 2016-10HY
GSMS 2014-GC22 COMPANION	GSMS 2017-GS8 COMPANION	HUDSON YARDS 2016-10HY COMPANI
GSMS 2014-GC26	GSMS 2017-SLP	HYUNDAI INVESTMENTS (10HY MEZZ
GSMS 2015-590M	GSMS 2017-SLP COMPANION	IMT 2017-APTS
GSMS 2015-590M COMPANION	GSMS 2017-SLP REIT	Inland Mortgage Capital LLC Warehouse
GSMS 2015-GC28	GSMSC 2010-C1	Inland Mortgage Lending REPO
GSMS 2015-GC34	GSMSC 2010-C1 COMPANION	INPOINT REIT OPERATING PARTNER
GSMS 2015-GC34 COMPANION	GSMSC04GG2	IRVINE CORE OFFICE TRUST 2013-IRV
GSMS 2015-GS1	GSMSC04GG2 (COMPANION) 1_VARIABLELIFE	JEMB MADISON AVE LLC (BASIS I - 292 MAD)
GSMS 2016 GS4	H/2 SO IV FUNDING I (WF SUB)	JLC V WAREHOUSE
GSMS 2016-GS4 COMPANION	HANGANG WAREHOUSE	JLC VII WAREHOUSE
GSMS 2016-RENT	HBST 2015-HBS	JLC WAREHOUSE I LLC
GSMS 2016-RENT COMPANION	HILLCREST WAREHOUSE	JLC WAREHOUSE II LLC
GSMS 2017-375H	HILTON 2016-HHV	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)
GSMS 2017-500K	HILTON 2016-HHV COMPANION	JLC WH & MEZZ VI LLC (JEFFRIES REPO)
JLC WH & MEZZ VI LLC PT2 (JEFFRIES REPO)	JPMBB 2014-C22 COMPANION	JPMC 2001 CIBC3
JP MORGAN CHASE	JPMBB 2014-C23	JPMC 2002 C1
JPM 2012-CIBX COMPANION	JPMBB 2014-C23 COMPANION	JPMC 2002 C2
JPM06CIBC15	JPMBB 2014-C24	JPMC 2002 CIBC5
JPM06CIBC17	JPMBB 2014-C24 COMPANION	JPMC 2003 CIBC6
JPM07CIBC19	JPMBB 2014-C25	JPMC 2003 ML1
JPM08C2	JPMBB 2014-C25 COMPANION	JPMC 2003-C1
JPM2006LDP8	JPMBB 2015-C28	JPMC 2005-LDP2
JPM2007LDP12	JPMBB 2015-C28 COMPANION	JPMC 2006 FL2
JPM6LDP9	JPMBB 2015-C29	JPMC 2006 FL2 COMPANION
JPMBB 2013-C15	JPMBB 2015-C30	JPMC 2006-LDP7
JPMBB 2013-C15 COMPANION	JPMBB 2015-C30 COMPANION	JPMC 2006-LDP9
JPMBB 2013-C17	JPMBB 2015-C32	JPMC 2006-LDP9 COMPANION
JPMBB 2013-C17 COMPANION	JPMBB 2015-C32 COMPANION	JPMC 2011-PLSD
JPMBB 2014 - C21 COMPANION	JPMBB 2015-C33	JPMC 2012-CIBX
JPMBB 2014-C21	JPMBB 2015-C33 Companion	JPMC 2014-C20
JPMBB 2014-C22	JPMBB 2016-C1	JPMC 2014-C20 COMPANION
JPMC03LN1	JPMCC 2016-JP2 COMPANION	JW MARRIOTT 2017 MEZZ
JPMCC 2007-LDP10	JPMCC 2016-JP4	KGS-ALPHA REAL ESTATE
JPMCC 2007-LDP10 COMPANION	JPMCC 2016-JP4 COMPANION	KGS-ALPHA RECM WH REPO W/ CITIBANK
JPMCC 2007-LDP11	JPMCC 2016-NINE	KIWOOM NONGHYUP WAREHOUSE
JPMCC 2007-LDP11 COMPANION	JPMCC 2016-NINE COMPANION	LADDER CAPITAL LLC REPO
JPMCC 2012-C6	JPMCC 2017-FL10	LADDER DEUTSCHE REPO
JPMCC 2013-C16	JPMCC 2017-FL10 COMPANION	LADDER JPM REPO
JPMCC 2013-C16 COMPANION	JPMCC 2017-JP7	LADDER MET LIFE REPO
JPMCC 2014-DSTY	JPMCC 2017-MARK	LADDER VI REIT WAREHOUSE
JPMCC 2014-FL5	JPMCC 2017-MARK COMPANION	LADDER VI TRS WAREHOUSE
JPMCC 2014-FL5 COMPANION	JPMCC 2017-MARK COMPANION	LADDER WELLS FARGO REPO
JPMCC 2015-COSMO	JPMDB 2016-C2	LB 1998 C4
JPMCC 2015-JP1	JPMDB 2016-C2 COMPANION	LB 1999 C1
JPMCC 2015-JP1 COMPANION	JPMDB 2016-C4	LB 1999 C2
JPMCC 2016-ASH	JPMDB 2016-C4 COMPANION	LB UBS 2000 C5
JPMCC 2016-COSMO	JPMDB 2017-C5	LB UBS 2001 C3
JPMCC 2016-JP2	JPMDB 2017-C5 COMPANION	LB UBS 2002 C2
LB UBS 2002 C7	LB UBS 2008-C1	LBUBS05C3
LB UBS 2003 C8	LB-UBS 2003 C5	LBUBS05C3 (COMPANION) 1_SORINRE
LB UBS 2004 C1	LB-UBS 2003-C1	LBUBS05C3 (SENIOR MEZZ) 1_METLIFE
LB UBS 2004 C4	LB-UBS 2003-C3	LBUBS05C3 (SENIOR MEZZ) 2_ING
LB UBS 2004 C6	LB-UBS 2005 C5	LBUBS05C3 (SENIOR MEZZ) 3_LRP
LB UBS 2004 C6 COMPANION	LB-UBS 2005 C7	LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT
LB UBS 2004 C7	LB-UBS 2005-C7 COMPANION	LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE
LB UBS 2004 C8	LB-UBS 2006 C1	LBUBS2005C2 COMPANION
LB UBS 2004 C8 COMPANION	LB-UBS 2006 C1 COMPANION	LBUBS2005C3 COMPANION
LB UBS 2005 C1	LB-UBS 2006 C3	LCCM 2014-909
LB UBS 2005 C1 COMPANION	LB-UBS 2006-C3 COMPANION	LCCM 2017-FL1
LB UBS 2006-C4	LB-UBS 2006-C6 COMPANION	LCCM 2017-FL2
LB UBS 2006-C4 COMPANION	LB-UBS 2007-C2	LCCM 2017-FL2 COMPANION
LB UBS 2006-C6	LB-UBS 2007-C6	LCCM 2017-LC26
LB UBS 2006-C7	LB-UBS 2007-C6 (COMPANION)	LCCM 2017-LC26 COMPANION
LB UBS 2006-C7 COMPANION	LB-UBS 2007-C7	LCCM2013GCP
LB UBS 2007-C2 COMPANION	LBUBS05C2	LCF UBS Bank Repo
LCRT HOLDINGS LLC WAREHOUSE	MAD 2017-330M	MEZZ CAP LLC (FKA CBA MEZZ)
LEHMAN BROTHERS WAREHOUSE	MAGUIRE CAPITAL GROUP WH	MEZZ CAP REIT I, INC
LEHMAN-UBS 2005 C5 COMPANION	MAIDEN 2008-1	MFF MEZZANINE
LIBREMAX WAREHOUSE	MAN REAL ESTATE DEBT INVESTMENT	MILLINIUM INMARK NONGHYUP
LOANCORE (JEFFERIES) WAREHOUSE	MARATHON MAM REPO	MKP CREDIT MASTER FUND MEZZANINE
LONE STAR REPO WITH WELLS FARGO	MARATHON REAL ESTATE CDO 2006-1	MKP CREDIT MASTER FUND WAREHOUSE
LONESTAR (RELIUS) WAREHOUSE 2013	MC FIVE MILE SPE B LLC (COLUMN REPO)	ML 1997-C2
LONESTAR REPO WITH CB	MDC01TP5	ML 1998-C3
LSTAR 2015-3	MDC02TP7	ML-CFC 2006-1
LSTAR 2016-4	MERRILL LYNCH 1996 C2	ML-CFC 2006-2
LSTAR 2017-5	MERRILL LYNCH 1998 C2	MLCFC 2007 C7
LSTAR 2017-5 COMPANION	MERRILL LYNCH 2008-C1	ML-CFC 2007-6
LSTAR I LLC REPO	MEZZ CAP 2004-C1	ML-CFC 2007-7
LSTAR II LLC (CITIREPO)	MEZZ CAP 2004-C2	ML-CFC 2007-7 COMPANION
LVS II SPE III LLC (AFFILIATE OF PIMCO)	MEZZ CAP 2005-C3	MLCFC06-4
LVS II SPE XXI (PIMCO WH)	MEZZ CAP 2006-C4	MLCFC07-5
MACH II HILLCREST INVESMENTS	MEZZ CAP 2007-C5	MLCFC07-5 (COMPANION)_LEXINGTON
MLCFC07-6	MORGAN STANLEY BAML 2012-C6	MSBAM 2013-C11
MLCFC07-6 (COMPANION)_ASTAR	MORGAN STANLEY SHADOW	MSBAM 2013-C11 COMPANION
MLCFC07-8	MORGAN STANLEY WAREHOUSE	MSBAM 2013-C12
MLCFC07-9	MS01TOP1	MSBAM 2013-C12 COMPANION
MLFT 2006-1	MS03TOP11	MSBAM 2013-C13
MLFT 2006-1 (COMPANION)_CAPTRUST	MS04TOP13	MSBAM 2013-C8
MLMT 2002 MW1	MS04TOP15	MSBAM 2013-C8 COMPANION
MLMT 2005-CKI1	MS05TOP17	MSBAM 2014-C14
MLMT 2006-C2	MS05TOP19	MSBAM 2014-C15
MLMT06C1	MS06TOP21	MSBAM 2014-C15 COMPANION
MLMT07C1	MS06TOP23	MSBAM 2014-C16
MORGAN GUARANTY TRUST CO. OF NY	MS06TOP23 (COMPANION)_LANDESBANK	MSBAM 2014-C17
MORGAN STANLEY	MS07TOP25	MSBAM 2014-C18
MORGAN STANLEY 2007 IQ14	MS07TOP27	MSBAM 2014-C19
MORGAN STANLEY 2007-HQ13	MS07TOP27 AW34 (NONPOOLED)	MSBAM 2014-C19 COMPANION
MORGAN STANLEY 2007-HQ13 COMPANION	MS08TOP29	MSBAM 2015-C22
MORGAN STANLEY 2011-C3	MS2000PRIN	MSBAM 2015-C22 COMPANION
MSBAM 2015-C23	MSBAM 2017-C33	MSC06HQ10
MSBAM 2015-C23 COMPANION	MSBAM 2017-C33 COMPANION	MSC06IQ11
MSBAM 2015-C24	MSBAM 2017-C34	MSC07HQ12
MSBAM 2015-C24 COMPANION	MSBAM 2017-C34 COMPANION	MSC07HQ12 (COMPANION) 1_CIT
MSBAM 2015-C25	MSC 2014-CPT	MSC07HQ12 (COMPANION) 2_DEUTSCHEAG
MSBAM 2015-C25 COMPANION	MSC 2014-MP	MSC07IQ13
MSBAM 2015-C26	MSC 2015-420	MSC07IQ14
MSBAM 2015-C27	MSC 2015-420 COMPANION	MSC07IQ16
MSBAM 2015-C27 COMPANION	MSC 2016-BNK2	MSC98WF2
MSBAM 2016-C28	MSC 2016-BNK2 Companion	MSC99WF1
MSBAM 2016-C28 COMPANION	MSC 2017-ASHF	MSCBB 2016-MART
MSBAM 2016-C29	MSC 2017-HR2	MSCBB 2016-MART COMPANION
MSBAM 2016-C30	MSC 2017-HR2 COMPANION	MSCI 2016-PSQ
MSBAM 2016-C30 COMPANION	MSC04HQ4	MSCI03IQ6
MSBAM 2016-C31	MSC05HQ6	MSCI04HQ3
MSBAM 2016-C31 COMPANION	MSC05HQ6 (COMPANION)_PRUDENTIAL	MSCI04IQ7
MSBAM 2016-C32	MSC05HQ7	MSCI04IQ8
MSCI05IQ9	NLY 2014-FL1	NStar (MS Loan NT-I, LLC) MS Repo
MSCI06HQ8	NORTEL NETWORKS TRUST 2001-1	NSTAR (MS LOAN NT-II, LLC) MS REPO
MSCI06HQ9	NORTHSTAR (CB LOAN NT-II,LLC) CB REPO	NXT CAPITAL FUNDING II, LLC
MSCI06TOP21 (NONPOOLED)	NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO	OBP DEPOSITOR, LLC TRUST 2010-OBP
MSCI2007IQ16	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	OCH ZIFF CG FUNDING I LLC
MSD01TP3	NORTHSTAR 2013-1 (CLO)	OCH ZIFF CG FUNDING II LLC
MSDB 2017-712F	NORTHSTAR 2016-1	OCM OXFORD WAREHOUSE
MSDW03HQ2	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	OMEGA WAREHOUSE
MSDW03TOP9	NORTHSTAR CDO VI	OMPT 2017-1MKT
MSDWMC OWNER TRUST 2000-F1	NORTHSTAR CDO VIII	ONE LINCOLN 2004-C3
MSFMSFF WH	NORTHSTAR DB LOAN NT-II REPO	ONE WEST BANK REPO
MSJP 2015-HAUL	NORTHSTAR WAREHOUSE	ONE WILLIAM STREET (OWS CF IV
MSSG 2017-237P	NORTHSTAR-CITI REPO WAREHOUSE	ONE WILLIAM STREET (OWS CF V L
MSSG 2017-237P COMPANION	NORTHSTAR-DB REPO WAREHOUSE (NRFC)	ONE WILLIAM STREET (OWS CF V S
MUFG UNION BANK WAREHOUSE	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)	ONE WILLIAM STREET CAP MASTER FUND WH
NATIXIS WAREHOUSE	NS INCOME REIT HOLDINGS LLC WH	OREI I INVESTMENTS LLC (OHANA)
NBS REAL ESTATE CAPITAL WAREHOUSE	NS RE INCOME OPERATING PARTNESHIP II, LP	OREI II INVESTMENTS LLC (OHANA)
OREI MEZZ II OHANA WAREHOUSE	PEOPLE'S UNITED BANK_COLE MT AND PPG (PA	PREDF WAREHOUSE
OWS ABS MASTER FUND II, LP	PFP 2015-2	PRIME AND METLIFE REPO
OWS BACF SPV LLC (OWS WH)	PFP 2017-3 CLO	PRIME FINANCE PARTNERS II, L.P.
OWS BCA FUNDING WAREHOUSE	PFP 2017-3 CLO COMPANION	PRIME FINANCE PARTNERS III, LP
OWS CF II SPV LLC Warehouse	PFP 2017-4 CLO	PRIME REPO WITH METLIFE
OWS CF III WAREHOUSE	PFP 2017-4 COMPANION	PRIME REPO WITH U.S. BANK
OWS CF SUB I WAREHOUSE	PFP II SUB I, LLC	PROPHET WAREHOUSE
OWS CF VA SPV WAREHOUSE	PFP III 2014-1	PROSIRIS Warehouse
OWS CF VI SPV WAREHOUSE	PFP III SUB I, LLC	PSBAmherst Finance Construction WH
OWS COF I MASTER WH	PFP V SUB I LLC	QCMT13QC
OWS COMMERCIAL FUNDING II, LTD	PFP V SUB I LLC REPO	QUADRANT MEZZANINE WAREHOUSE
OWS CREDIT OPPORTUNITY I WH	PFP V SUB II LLC	RAITH RE FUND I LP WAREHOUSE
OWS I ACQUISITIONS, LLC WH	PILLAR FUNDING (COLUMN FINANCIAL REPO)	RAITH WAREHOUSE
OXFORD PROPERTIES WAREHOUSE	PILLAR FUNDING LLC WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREH
OXFORD PROPERTIES WAREHOUSE 2	PIMCO (GCCU I LLC)	RAYMOND JAMES BANK
PCMT03PWR1	PIMCO (TOCU I LLC)	RBS Citizens
PCT 2016-PLSD	PNC Bank	RBSCF 2013-GSP
RBSCF 2013-SMV	RESOURCE REF CDO 2007-1	ROSS 2017-ROSS
RCC REAL ESTATE WAREHOUSE	RESOURCES REPO WITH DB	RSO 2015-CRE3
RCP SUB WF REPO	RIALTO REPO W/ GS	RSO 2015-CRE3 Companion
RECM AND COMPASS (KR OFFICE 2)	RIALTO REPO WITH WF	RSO 2015-CRE4
RECM FANNIE MAE II	RIALTO WAREHOUSE 2013	RSO 2015-CRE4 (Companion)
RECM FANNIE MAE TRANSFER	RIVER MARKET BROE WAREHOUSE	SAPIR ORGANIZATION(1009 5TH AV
RECM GUGGENHEIM	RLJ III - FINANCE HOLDINGS, LLC	SAS WAREHOUSE 2013 (H2)
RECM NUVEEN	RMF SUB 4 LLC (CITIREPO)	SBL 2015-KIND
RECM WFFL SELF STORAGE	RMF SUB LLC WF REPO	SBL 2016-KIND
REGIONS BANK WAREHOUSE	RMF SUB2 LLC (RIALTO REPO)	SCG 2013-SRP1
REMIC ASSET HOLDINGS WAREHOUSE	ROC DEBT STRATEGIES (BRIDGE RE)	Seer Capital Management LP
RESOURCE (RCC REAL ESTATE SPE	ROC DEBT STRATEGIES II MORGAN	SFAVE 2015-5AVE
RESOURCE 2013-CRE1	ROC DEBT STRATEGY FUND MANAGER LLC	SG CAPITAL PARTNERS WAREHOUSE
RESOURCE 2014-CRE2	ROCKINCOME WAREHOUSE	SG CAPITAL PARTNERS/ FORETHOUG
RESOURCE CAPITAL CORP. WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE	SGCMS 2016-C5
RESOURCE CAPITAL REPO WAREHOUSE	ROCKWOOD CAPITAL REAL ESTATE	SGCMS 2016-C5 COMPANION
RESOURCE REAL ESTATE FUNDING CDO 2006-1	ROCKWOOD CAPITAL, LLC (NORTHROCK)	SHELTER GROWTH OPPORTUNITIES
SHELTER OPPORTUNITIES WAREHOUSE	STARWOOD MORT SUB 18 AND SUB 1	TMSQ 2014-1500
SILVERPEAK RE FINANCE LLC WAREHOUSE	STARWOOD MORTGAGE CAPITAL WAREHOUSE	TOCU II LLC (PIMCO ENTITY)
SINGERMAN (RIDGMAR MEZZ LOAN)	STARWOOD MORTGAGE FUNDING V LL	TOCU II, LLC (PIMCO SLAM)
SL GREEN - JPM REPO	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	TRIANGLE (NORTHSIDE-ROSSER DEB
SL GREEN REALTY CORP/GRAMERCY	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)
SL GREEN WAREHOUSE	STARWOOD SUB 14 REPO	TRIANGLE TCG POINTE WAREHOUSE
SMC 2017-TIME COMPANION	STARWOOD16 REPO	TRIANGLE WAREHOUSE
SOCIETE GENERALE WAREHOUSE	STRATEGIC ASSET SERVICES LLC W	TRT LENDING REPO WAREHOUSE
SOUND MARK HORIZONS FUND LP WAREHOUSE	STRATEGIC ASSET SERVICES MEZZ	TRT LENDING SUBSIDIARY II LLC WAREHOUSE
SOVEREIGN BANK NA	STRATEGIC LAND JOINT VENTURE 2	TRT LENDING SUBSIDIARY LLC
SPREF WH I LLC (DEUTSCHE REPO)	SUMITOMO WAREHOUSE	TRU TRUST 2016-TOYS
SPREF WH II WF REPO	TCG BARRETT WOODS HOLDING WH	TUEBOR WAREHOUSE (LADDER)
SPREF WH III (SILVERPEAK) COLUMN REPO	TD BANK	UBS 2012-C1
SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	TEACHERS INSURANCE & ANNUITY ASSOCIATION	UBS 2017-C1
SRPT 2014-STAR	TIAA 2007-C4	UBS 2017-C1 COMPANION
STARWOOD CITI REPO SUB 6	TIMES SQUARE HOTEL TRUST	UBS 2017-C4
STARWOOD MORT FUNDING-MORGAN STANLEY REP	TISHMAN TFO II LLC WAREHOUSE	UBS 2017-C4 COMPANION
UBS 2017-C6	VORNADO REALTY L.P. WAREHOUSE	WACHOVIA 2005-C19
UBS 2017-C6 COMPANION	WACHOVIA 2002 C2	WACHOVIA 2005-C20
UBS 2017-C7	WACHOVIA 2003 C3	WACHOVIA 2005-C21
UBS 2017-C7 COMPANION	WACHOVIA 2003-C4	WACHOVIA 2005-C21 (COMPANION)
UBS AG WAREHOUSE	WACHOVIA 2003-C5	WACHOVIA 2005-C22
UBS WAREHOUSE	WACHOVIA 2003-C6	WACHOVIA 2006 WHALE 7 NON TRUST
UBS-BARCLAYS 2012-C2	WACHOVIA 2003-C7	WACHOVIA 2006-C23
UBS-BARCLAYS 2012-C4	WACHOVIA 2003-C9	WACHOVIA 2006-C24
UBS-CITIGROUP 2011-C1	WACHOVIA 2004 C10	WACHOVIA 2006-C25
UCB07-1	WACHOVIA 2004 C11	WACHOVIA 2006-C25 (COMPANION)
UNION BANK	WACHOVIA 2004 C14	WACHOVIA 2006-C26
US BANK NA	WACHOVIA 2004 C15	WACHOVIA 2006-C27
VALSTONE WAREHOUSE	WACHOVIA 2004-C11 (COMPANION)	WACHOVIA 2006-C27 - COMPANION
VDNO 2013-PENN	WACHOVIA 2004-C12	WACHOVIA 2006-C28
VERTICAL CRE CDO	WACHOVIA 2005 C17	WACHOVIA 2006-C29
VNO 2012-6AVE	WACHOVIA 2005-C16	WACHOVIA 2006-C29 COMPANION
VORNADO DP LLC 2010-VNO	WACHOVIA 2005-C18	WACHOVIA 2006-WHALE 7
WACHOVIA 2007-C30	WELLS FARGO BANK-PARTICIPATION	WFB NA CLI PERM LOANS
WACHOVIA 2007-C30 COMPANION	WELLS FARGO IMMG	WFBCREAM
WACHOVIA 2007-C31	WEST RIVER WAREHOUSE	WFBNA ITF CITIBANK NA
WACHOVIA 2007-C31 COMPANION	WEST TOWN MALL TRUST 2017-KNOX	WFCM 2012-LC5
WACHOVIA 2007-C32	WEST TOWN MALL TRUST 2017-KNOX COMPANION	WFCM 2013-120B
WACHOVIA 2007-C32 COMPANION	WESTERN ALLIANCE BANK WAREHOUSE	WFCM 2013-BTC
WACHOVIA 2007-C33	WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WFCM 2013-LC12
WACHOVIA 2007-C33 COMPANION	WESTIN TIME SQUARE MEZZANINE	WFCM 2013-LC12 COMPANION
WACHOVIA 2007-C34	WESTIN TIME SQUARE MEZZANINE 2	WFCM 2014- LC18 COMPANION
WACHOVIA 2007-C34 COMPANION	WFB - BRIDGE LOANS	WFCM 2014-LC16
WACHOVIA 2007-WHALE 8	WFB - CORPORATE NET LEASE	WFCM 2014-LC16 COMPANION
WACHOVIA 2007-WHALE 8 NON TRUST	WFB - HELD FOR SALE	WFCM 2014-LC18
WACHOVIA GENERAL PARTICIPANT	WFB - PORTFOLIO	WFCM 2014-TISH
WACHOVIA RED - TAX CREDIT	WFB - PORTFOLIO SLAM	WFCM 2015- P2 COMPANION
WACHOVIA STRUCTURED FINANCE	WFB - SLAM CMBS CLEAN UP	WFCM 2015-BXRP
WACHOVIA STRUCTURED FINANCE	WFB - WFRF MCDONALDS	WFCM 2015-C26
WASHINGTON SUB, LLC	WFB - WFRF PORTFOLIO	WFCM 2015-C27
WFCM 2015-C28	WFCM 2015-NXS4	WFCM 2016-LC24 COMPANION
WFCM 2015-C28 COMPANION	WFCM 2015-P2	WFCM 2016-LC25
WFCM 2015-C29	WFCM 2015-SG1	WFCM 2016-LC25 COMPANION
WFCM 2015-C29 COMPANION	WFCM 2015-SG1 Companion	WFCM 2016-NXS5
WFCM 2015-C30	WFCM 2016-BNK1	WFCM 2016-NXS6
WFCM 2015-C30 COMPANION	WFCM 2016-BNK1 COMPANION	WFCM 2016-NXS6 COMPANION
WFCM 2015-C31	WFCM 2016-C32	WFCM 2017-C38
WFCM 2015-C31 Companion	WFCM 2016-C33	WFCM 2017-C38 COMPANION
WFCM 2015-LC20	WFCM 2016-C34	WFCM 2017-C38W
WFCM 2015-LC20 COMPANION	WFCM 2016-C34 COMPANION	WFCM 2017-C39
WFCM 2015-LC22	WFCM 2016-C35	WFCM 2017-C39 COMPANION
WFCM 2015-NXS1	WFCM 2016-C35 COMPANION	WFCM 2017-C40
WFCM 2015-NXS1 COMPANION	WFCM 2016-C36	WFCM 2017-C40 COMPANION
WFCM 2015-NXS2	WFCM 2016-C36 COMPANION	WFCM 2017-C41
WFCM 2015-NXS2 COMPANION	WFCM 2016-C37	WFCM 2017-C41 COMPANION
WFCM 2015-NXS3	WFCM 2016-C37 COMPANION	WFCM 2017-C42
WFCM 2015-NXS3 COMPANION	WFCM 2016-LC24	WFCM 2017-C42 COMPANION
WFCM 2017-HSDB	WFRBS 2013 - C17 COMPANION	WFRBS 2014-C22
WFCM 2017-RB1	WFRBS 2013-C11	WFRBS 2014-C22 COMPANION
WFCM 2017-RB1 COMPANION	WFRBS 2013-C12	WFRBS 2014-C23
WFCM 2017-RC1	WFRBS 2013-C13	WFRBS 2014-C23 COMPANION
WFCM 2017-RC1 COMPANION	WFRBS 2013-C14	WFRBS 2014-C24
WFCM 2017-SMP	WFRBS 2013-C15	WFRBS 2014-C24 COMPANION
WFCM WAREHOUSE	WFRBS 2013-C15 COMPANION	WFRBS 2014-C25
WFCM10C1	WFRBS 2013-C16	WFRBS 2014-C25 COMPANION
WFCM10C1 (PARTICIPATION)_BASIS	WFRBS 2013-C16 COMPANION	WFRBS 2014-LC14
WFLD 2014-MONT	WFRBS 2013-C17	WFRBS11C2
WFRBS 2011-C3	WFRBS 2013-C18	WFRBS11C2 (PARTICIPATION)_WEST RIVER
WFRBS 2011-C5	WFRBS 2013-UBS1	WFRBS11C4
WFRBS 2012-C10	WFRBS 2014-C19 COMPANION	WFRBS11C4 (COMPANION)_LIBERTYLIFE
WFRBS 2012-C6	WFRBS 2014-C19W	World Savings
WFRBS 2012-C7	WFRBS 2014-C20	WPT 2017-WWP
WFRBS 2012-C8	WFRBS 2014-C21	WPT 2017-WWP COMPANION
WFRBS 2012-C9	WFRBS 2014-C21 COMPANION	YELLOW BRICK REAL ESTATE CAPITAL I, LLC

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are

(A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)(A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.

Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

		X	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X		X(2)
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

		X		X(2)
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1) There were no activities performed during the year ended December 31, 2017 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).